Exhibit 21

HEALTHSOUTH CORPORATION

SUBSIDIARY LIST

Subsidiary Name	State of Incorporation	D/B/A Names
Advantage Health Harmarville Rehabilitation Corporation	PA

Harmarville Home Health Agency; HealthSouth Outpatient Rehabilitation Center - Natrona Heights; West Penn Hospital HealthSouth Outpatient Rehabilitation Center; HealthSouth Washington Outpatient Rehabilitation Center; HealthSouth Rehabilitation Center - Natrona Heights; HealthSouth Rehabilitation Hospitals of Pittsburgh; Harmarville Transitional Rehabilitation Unit

Advantage Health, LLC	DE	HealthSouth Sports Medicine & Rehabilitation Center of Shelton; Advantage Health Sports Therapy North, Inc.; HealthSouth St. Joseph's Healthcare Center
All Care Surgery Center, Inc.	MD	HealthSouth Central Maryland Surgery Center
BJC / HEALTHSOUTH Rehabilitation Center, LLC	AL	The Rehabilitation Institute of St. Louis
Baton Rouge Rehab, Inc.	DE	HealthSouth Rehabilitation Hospital of Baton Rouge; HealthSouth Workable; The Rehabilitation Hospital of Baton Rouge
Beaumont Rehab Associates Limited Partnership	DE	HealthSouth Rehabilitation Center - Beaumont; HealthSouth Rehabilitation Center - Jasper; HealthSouth Rehabilitation Center - Nederland; HealthSouth Rehabilitation Hospital of Beaumont
Belleville Surgical Center, Ltd.	IL	HealthSouth Surgery Center of Belleville, L.P.
CMS Fayetteville Rehabilitation, Inc.	DE	HealthSouth Sports Medicine & Rehabilitation Center - Mid-Cities
CMS Jonesboro Rehabilitation, Inc.	DE

HealthSouth Rehabilitation Center of Blytheville; HealthSouth Rehabilitation Hospital of Jonesboro; HealthSouth Rehabilitation Center of Jonesboro; HealthSouth Rehabilitation Center of Newport; HealthSouth Rehabilitation Center of Paragould; HealthSouth Rehabilitation Center of Pocahontas; Northeast Arkansas Rehabilitation Hospital; Northeast Arkansas Rehab Clinic; Physical Medicine & Sports Rehabilitation Center

CMS Outpatient Centers of South Texas, Inc.	DE	CMS Work-Able of Houston
CMS Rehab of W.F., LP	DE

HealthSouth Home Health Services; HealthSouth Rehabilitation Center - Burkburnett; HealthSouth Rehabilitation Center - Vernon; HealthSouth Rehabilitation Center - Wichita Falls; HealthSouth Rehabilitation Center - Seymour; HealthSouth Rehabilitation Hospital of Wichita Falls; Wichita Falls Rehabilitation Hospital

Central Arkansas Rehabilitation Associates, L.P.	DE	Catholic Health Initiatives St. Vincent Rehabilitation Hospital In Partnership with HealthSouth
Central Louisiana Rehab Associates LP	DE	HealthSouth Rehabilitation Hospital of Alexandria; Rehabilitation Hospital of Alexandria
Collin County Rehab Associates Limited Partnership	DE

HealthSouth Plano Rehabilitation Hospital; HealthSouth Rehabilitation Specialists; HealthSouth Rehabilitation Specialists - Woodburn Corners; HealthSouth Center for Sleep Medicine; Plano Rehabilitation Hospital

DHC Subsidiary Dissolution Corporation	GA
Danville Surgery Center, LP	CA	HealthSouth Surgery Center of Blackhawk
Delaware Sportscare/Physical Therapy, Inc.	DE	HealthSouth Sports Medicine & Rehabilitation Center
Doctors' Hospital Of South Miami, Ltd.	FL	HealthSouth Larkin Hospital
Encinitas Physical Therapy and Sports Rehabilitation, Inc.	CA	HealthSouth Rehabilitation Center of Encinitas
Fairland Nursing and Retirement Home, Inc.	DE	Eastern Nevro Rehab Hospital
Flatirons Physical Therapy, Inc.	CO	HealthSouth Sports Medicine & Rehabilitation Center of Boulder
Former Surgery Holdings, LLC	DE
Fort Smith Outpatient Surgery Center, L.P.	TN	HealthSouth Center for Day Surgery
HCA Wesley Rehabilitation Hospital, Inc.	DE	Wesley Rehabilitation Hospital, an Affiliate of HealthSouth
HEALTHSOUTH Clinical Research, L.L.C.	AL
HEALTHSOUTH LTAC of Sarasota, Inc.	DE	HealthSouth Ridgelake Hospital
HEALTHSOUTH Medical Center, Inc.	AL	HealthSouth Medical Center
HEALTHSOUTH OF HENDERSON, INC.	DE	HealthSouth Rehabilitation Hospital of Henderson
HEALTHSOUTH OF SEA PINES LIMITED PARTNERSHIP	AL	HealthSouth Sea Pines Rehabilitation Hospital

HEALTHSOUTH OF YORK, INC.	DE

HealthSouth Rehabilitation Hospital of York; HealthSouth Rehabilitation Center of Industrial Highway; HealthSouth Rehabilitation Center - Shrewsbury; HealthSouth Rehabilitation Center - Red Lion; HealthSouth Rehabilitation Center of Queen Street; HealthSouth Rehabilitation Center - Chester Square; HealthSouth at Country Meadows of Leader Heights; HealthSouth at Country Meadows of York

HEALTHSOUTH Rehabilitation Center, Inc.	SC	HealthSouth Rehabilitation Hospital; HealthSouth Sports Medicine & Rehabilitation Center
HEALTHSOUTH Specialty Hospital, Inc.	TX	HealthSouth Medical Center; HealthSouth Dallas Medical Center; HSMC Home Health; HealthSouth Medical Center
HEALTHSOUTH Sports Medicine and Rehabilitation Center of Lake Ozark Limited Partnership	AL	HealthSouth Sports Medicine & Rehabilitation Center of Lebanon; HealthSouth Rehabilitation Center of Lake Ozark
HEALTHSOUTH Sub-Acute Center of Mechanicsburg, Inc.	DE	HealthSouth Rehabilitation of Mechanicsburg-Renova; HealthSouth Regional Specialty Hospital; HealthSouth Transitional Rehabilitation Center; HealthSouth Rehabilitation Hospital for Special Services
HEALTHSOUTH Surgery Center of Aventura, L.P.	TN	Surgery Center of Aventura
HEALTHSOUTH Surgery Center of Scottsdale, Inc.	DE	HealthSouth of Arizona Surgery Center, Inc.
HEALTHSOUTH Surgery Centers of Chattanooga, L.P.	TN	HealthSouth Chattanooga Surgery Center
HEALTHSOUTH Tri-State Regional Rehabilitation Hospital Limited Partnership	AL	HealthSouth Tri-State Rehabilitation Hospital
HEALTHSOUTH of Altoona, Inc.	DE

HealthSouth Rehabilitation Hospital of Altoona; HealthSouth Rehabilitation Center - Regency Square; HealthSouth Bedford Rehabilitation Center; HealthSouth Rehabilitation Center - Blair Orthopedics; HealthSouth Rehabilitation Center - Tyrone; HealthSouth Rehabilitation and Orthopedics Center - Altoona; HealthSouth Rehabilitation Center - Meadowbrook Plaza; HealthSouth Rehabilitation Center - Richland; HealthSouth Rehabilitation Center - Edensburg

HEALTHSOUTH of Austin, Inc.	DE	HealthSouth Rehabilitation Hospital of Austin
HEALTHSOUTH of Charleston, Inc.	DE	HealthSouth Rehabilitation Hospital of Charleston
HEALTHSOUTH of Dothan, Inc.	AL	HealthSouth Rehabilitation Hospital
HEALTHSOUTH of Erie, Inc.	DE

HealthSouth Rehabilitation Center of Erie; HealthSouth Lake Erie Institute of Rehabilitation; HealthSouth Rehabilitation Center - Sterrettania; HealthSouth Rehabilitation Hospital of Erie; HealthSouth Occupational Health Services; HealthSouth Rehabilitation Center - Family First Sports Park; Progressive Rehabilitation Center of Erie

HEALTHSOUTH of Fort Smith, Inc.	DE	HealthSouth Home Health Services; HealthSouth Rehabilitation Hospital of Fort Smith
HEALTHSOUTH of Houston, Inc.	DE	HealthSouth Rehabilitation Hospital of North Houston; HealthSouth Home Health Agency of North Houston
HEALTHSOUTH of Montgomery, Inc.	AL	HealthSouth Rehabilitation Hospital of Montgomery
HEALTHSOUTH of Oklahoma, Inc.	DE	HealthSouth Rehabilitation Hospital
HEALTHSOUTH of Ontario, Inc.	DE	HealthSouth Rehabilitation Hospital; HealthSouth Leir Canada
HEALTHSOUTH of Pittsburgh, Inc.	DE

HealthSouth Hospital of Pittsburgh; HealthSouth Rehabilitation Center - Center Road; HealthSouth Rehabilitation Center - Connellsville; HealthSouth Rehabilitation Center - Hempfield; HealthSouth Rehabilitation Center - Lebanon Church Road; HealthSouth Rehabilitation Center - Manchester; HealthSouth Rehabilitation Center - Mcknight Road; HealthSouth Rehabilitation Center - Monroeville; HealthSouth Rehabilitation Center - North Versailles; HealthSouth Rehabilitation Center - Schenley Gardens; HealthSouth Rehabilitation Center - Allison Park

HEALTHSOUTH of Reading, Inc.	DE

HealthSouth Reading Rehabilitation Hospital - Boyertown; HealthSouth Reading Rehabilitation Hospital - Pottstown; HealthSouth Reading Rehabilitation Hospital - Wyomissing; HealthSouth of Reading-Green Hills; HealthSouth Reading Rehabilitation At Outlook Pointe; HealthSouth Reading Rehabilitation Hospital

HEALTHSOUTH of San Antonio, Inc.	DE	HealthSouth Rehabilitation Institute of San Antonio; HealthSouth Rehabilitation Hospital of San Antonio; Rioa

HEALTHSOUTH of Sewickley, Inc.	DE

HealthSouth Bridgeville Outpatient Rehabilitation Center; HealthSouth Chippewa Outpatient Rehabilitation Center; HealthSouth Hospitals of Pittsburgh; HealthSouth Darlington Outpatient Rehabilitation Center; HealthSouth Edgeworth Outpatient Rehabilitation center; HealthSouth Rehabilitation Hospital of Sewickley; HealthSouth Wexford Outpatient Rehabilitation Center

HEALTHSOUTH of South Carolina, Inc.	DE	HealthSouth Rehabilitation Hospital
HEALTHSOUTH of Spring Hill, Inc.	DE	HealthSouth Rehabilitation Hospital
HEALTHSOUTH of Tallahassee Limited Partnership	AL

HealthSouth - Sterling House; HealthSouth Rehabilitation Center of Perry; HealthSouth Rehabilitation Center of Wakulla County; HealthSouth Rehabilitation Hospital of Tallahassee; HealthSouth Outpatient Center - Meadows; HealthSouth Outpatient Center - Woodmount; HealthSouth Outpatient Rehabilitation Center of Tallahassee; HealthSouth Rehabilitation Center - Madison; HealthSouth Rehabilitation Center - Quincy

HEALTHSOUTH of Texarkana, Inc.	DE

HealthSouth Evaluation Center; HealthSouth Rehabilitation Hospital of Texarkana; HealthSouth Rehabilitation Center - Texarkana; Texarkana Impairment Center; HealthSouth Rehabilitation Hospital of Texarkana

HEALTHSOUTH of Texas, Inc.	TX	HealthSouth Evaluation Center; HealthSouth Rehabilitation Center - Mid Cities; HealthSouth Evaluation Center; Impairment Center of Ft. Worth; Houston Impairment Center
HEALTHSOUTH of Toms River, Inc.	DE

HealthSouth Garden State Rehabilitation Hospital; HealthSouth Neurocenter of Plainsboro; HealthSouth Rehabilitation Hospital of New Jersey; HealthSouth Rehabilitation Center - Toms River; HealthSouth Rehabilitation Center - Plainsboro; HealthSouth Rehabilitation Center - Silverton; HealthSouth Rehabilitation Center - Whiting; HealthSouth Rehabilitation Center of Wall; HealthSouth Rehabilitation Hospital of Toms River; HealthSouth Rehabilitation Center of Plainsboro

HEALTHSOUTH of Utah, Inc.	DE	HealthSouth Home Health Services; HealthSouth Western Rehabilitation Institute; HealthSouth Rehabilitation Hospital of Utah
HEALTHSOUTH of Yuma, Inc.	DE
HEALTHSOUTH/Deaconess, L.L.C.	IN	HealthSouth Deaconess Rehabilitation Hospital; HealthSouth Tri-State Rehabilitation Hospital
HEALTHSOUTH/Methodist Rehabilitation Hospital Limited Partnership	TN	HealthSouth Rehabilitation Hospital - North
HSC Surgical Associates of Beaumont, L.P.	TX	HealthSouth Surgery Center of Beaumont
HSC Surgical Associates of Bradenton, L.P.	TN	Ambulatory Surgery Center of Bradenton; HSC Surgical Associates of Bradenton, L.P., Ltd.; HealthSouth Surgery Center of Bradenton
HSC Surgical Associates of Ft. Pierce, L.P.	GA	Atlantic Surgery Center, A HealthSouth Facility
HSC Surgical Associates of Southwest Houston, L.P.	TX	HealthSouth Surgery Center of Southwest Houston;
HVPG of California, Inc.	CA	Center for Surgery of Encinitas
HealthSouth of Ft. Lauderdale Limited Partnership	AL

HealthSouth Comprehensive Pain Care Center; HealthSouth Occupational Rehabilitation & Hand Therapy Center; HealthSouth Sunrise Comprehensive Pain Care Center; HealthSouth Sunrise Outpatient Center; HealthSouth Sunrise Outpatient Center at Forst Trace; HealthSouth Sunrise Rehabilitation Hospital

HealthSouth of Midland, Inc.	DE	HealthSouth Home Care of Midland-Odessa; HealthSouth Rehabilitation Hospital of Midland
HealthSouth of Nittany Valley, Inc.	DE

HealthSouth Center for Recovery At Nittany Valley; HealthSouth Rehabilitation Center of Lewistown; HealthSouth Rehabilitation Center of State College; HealthSouth Rehabilitation Center of Bellefonte; HealthSouth Rehabilitation Center of Mifflintown; HealthSouth Rehabilitation Center Mill Hall; HealthSouth Spine & Rehabilitation center; HealthSouth Nittany Valley Rehabilitation Hospital; HealthSouth Outlook Pointe At Loyalsock

HealthSouth of Treasure Coast, Inc.	DE

HealthSouth Rehabilitation Center - Ft. Pierce; HealthSouth Rehabilitation Center - Treasure Coast; HealthSouth Treasure Coast Rehabilitation Hospital; HealthSouth Treasure Coast Rehabilitation; HealthSouth Treasure Coast Rehabilitation - Dodgertown; HealthSouth Treasure Coast Rehabilitation Services

Healthsouth Bakersfield Rehabilitation Hospital Limited Partnership	AL	HealthSouth Rehabilitation Center of Techachapi; HealthSouth Bakersfield Rehabilitation Hospital
Healthsouth Community Re-Entry Center of Dallas, Inc.	DE	HealthSouth Community Re-Entry Center of Texas
Healthsouth Doctors Hospital, Inc.	DE	HealthSouth Doctor's Hospital; HealthSouth Home Health Services

Healthsouth Meridian Point Rehabilitation Hospital Limited Partnership	AL	HealthSouth Scottsdale Rehabilitation Hospital
Healthsouth Northern Kentucky Rehabilitation Hospital Limited Partnership	AL	HealthSouth Northern Kentucky Rehabilitation Hospital
Healthsouth Rehabilitation Hospital of Arlington Limited Partnership	AL	HealthSouth Rehabilitation Center/Cedar Hill; HealthSouth Rehabilitation Hospital of Arlington
Healthsouth Rehabilitation Systems of Texas Limited Partnership	AL	HealthSouth Rehabilitation Center at Village Oaks; HealthSouth Springhill at RIOSA
Healthsouth Surgery Center of Baton Rouge, L.P.	TN	HealthSouth Surgi-Center of Baton Rouge
Healthsouth Valley of the Sun Rehabilitation Hospital Limited Partnership	AL	HealthSouth Valley of The Sun Rehabilitation Hospital
Healthsouth of Largo Limited Partnership	AL	HealthSouth Rehabilitation Center of Tarpon Springs; HealthSouth Rehabilitation Hospital; HealthSouth Town N'Country; HealthSouth Seminole
Healthsouth of Sarasota Limited Partnership	AL

HealthSouth Bee Ridge Therapy Center; HealthSouth Fort Myers Therapy Center; HealthSouth Gulf Gate Therapy Center; HealthSouth Northside Therapy Center; HealthSouth Rehabilitation Center - Ft. Myers; HealthSouth Rehabilitation Center- Northside; HealthSouth Rehabilitation Hospital of Sarasota; HealthSouth Aaron Mattes Therapy Center; Outpatient Rehabilitation & Sports Medicine Center

Kansas Rehabilitation Hospital, Inc.	DE	Kansas Rehabilitation Hospital, A Joint Venture of HealthSouth and Stormont-Vail Healthcare; KRH Home Health, A Division of Kansas Rehabilitation Hospital
Kentfield Hospital Corporation	CA	Kentfield Rehabilitation Hospital
Kokomo Rehabilitation Hospital LP	DE	WORKABLE of CENTRAL INDIANA
Lakeshore System Services of Florida, Inc.	FL

HealthSouth Emerald Coast Outpatient Center; HealthSouth Emerald Coast Rehabilitation Clinic; HealthSouth Emerald Coast Rehabilitation Hospital; HealthSouth Emerald Coast Sports & Rehabilitation Center; HealthSouth Outpatient Sleep Clinic; HealthSouth Emerald Coast Rehabilitation Center; HealthSouth Rehabilitation Center of Crestview

Lancaster Surgery Center, Limited Partnership	PA	HealthSouth Surgery Center of Lancaster
Magnetic Imaging of Belleville, Ltd	IL	HealthSouth Diagnostic Center of Belleville
Neuro Imaging Institute, Inc.	FL	Neuro Imaging Institute, Inc.
New England Home Health Care, Inc.	MA

HealthSouth New England Rehab Hospital; HealthSouth Rehabilitation Center at Hunt; HealthSouth Rehabilitation Center; HealthSouth Rehabilitation Center At New England Rehabilitation Hospital; HealthSouth Rehabilitation Center of Lowell; HealthSouth Rehabilitation Center - Keleher

New England Rehabilitation Management Co, Inc.	NH	Fairlawn Rehabilitation Hospital
North Louisiana Rehabilitation Center, Inc.	LA	HealthSouth Specialty Hospital of North Louisiana
Northern Solano Surgery Center, L.P.	CA	HealthSouth Surgery Center - Solano
Northwest Surgicare, Ltd.	IL	HealthSouth Northwest Surgicare
Physical Therapy Professionals, Inc.	OK	HealthSouth Sports Medicine & Rehabilitation Center
Physician Practice Management Corporation	DE	Central Florida Sports Medicine; PPMC, Inc.; HealthSouth Medical Clinic; West End Family Practice
Rehab Concepts Corporation	DE	Clear Lakes Concepts Corp.
Rehabilitation Hospital Corporation Of America	DE

HealthSouth Chesapeake Rehabilitation Hospital; HealthSouth Rehabilitation Hospital of Virginia; American Rehabilitation Hospital Corporation; HealthSouth Rehabilitation Center - Vienna; HealthSouth Southern Hills Rehabilitation Center; HealthSouth Rehabilitation Center - Bluefield; HealthSouth Southern Hills Rehabilitation Hospital; HealthSouth Western Hills Regional Rehabilitation Hospital

Rehabilitation Hospital of Colorado Springs, Inc.	DE

HealthSouth Rehabilitation Center At The Pavilion; HealthSouth Rehabilitation Hospital of Colorado Springs; HealthSouth Transitional Care Unit; Hand Centers of Colorado; HealthSouth Rehabilitation Center of Skyline; HealthSouth Rehabilitation Center - Colorado Springs; HealthSouth Rehabilitation Center - North Pueblo; Occupational Medicine Centers of Colorado; The Language - Learning Center, Inc.; The Womens Center For Rehabilitation

Rehabilitation Hospital of Nevada - Las Vegas, L.P.	DE	HealthSouth Rehabilitation Hospital - Charleston Clinic; HealthSouth Rehabilitation Hospital of Las Vegas

Rehabilitation Hospital of Plano, Inc.	TX	Plano Rehabilitation Hospital
Rehabilitation Institute Of Western Massachusetts, Inc.	MA	HealthSouth Sports Medicine and Rehabilitation Center - Belchertown; HealthSouth Rehabilitation Hospital of Western Massachusetts
Reno Outpatient Surgery, Ltd.	NV	HealthSouth Reno Medical Plaza
Reno Rehab Associates LP	DE	HealthSouth Rehabilitation Hospital of Reno; Rehabilitation Hospital of Nevada - Reno
Romano Rehabilitation Hospital, Inc.	TX	HealthSouth Hospital of Houston; Houston Rehabilitation Institute
Rusk Rehabilitation Center, LLC	MO	Howard A. Rusk Rehabilitation Center
SCA - Roseland, Inc.	NJ	HealthSouth Roseland Surgery Center
Saint Barnabas / HEALTHSOUTH Rehab Center LLC	NJ	Rehabilitation Hospital of Tinton Falls, A Joint Venture of HealthSouth And Monmouth Medical Center
Scranton Surgery Center, Limited Partnership	PA	HealthSouth Scranton Surgery And Laser Center
Southern Arizona Regional Rehabilitation Hospital, L.P.	DE	HealthSouth Rehabilitation Hospital of Southern Arizona; HealthSouth Rehabilitation Center - Park/Ajo
St. Augustine Surgery Center, Ltd.	FL	HealthSouth St. Augustine Surgery Center
The Kelton Corporation	MA

HealthSouth Braintree Pediatric Rehabilitation Center; HealthSouth Braintree Center For Occupational Health and Rehabilitation; HealthSouth Braintree Pediatric Rehabilitation Center At Lynnfield; HealthSouth Braintree Rehabilitation Center At Belmont; HealthSouth Braintree Rehabilitation Center At Brockton; HealthSouth Braintree Rehabilitation Hospital; HealthSouth Braintree Rehabilitation Center At Fairhaven; HealthSouth Braintree Rehabilitation Center At Hanover; HealthSouth Braintree Rehabilitation Center At Harvard (Pedi); HealthSouth Braintree Rehabilitation Center At Hyannis (Audult); HealthSouth Braintree Rehabilitation Center At Hyannis (Pedi); HealthSouth Braintree Rehabilitation Center at Milford; HealthSouth Braintree Rehabilitation Center At Plymouth (Adult); HealthSouth Braintree Rehabilitation Center At Plymouth (Pedi); HealthSouth Braintree Rehabilitation Center At Quincy; HealthSouth Braintree Rehabilitation Center At Sharon; HealthSouth Braintree Rehabilitation Center At Taunton; HealthSouth Braintree Women's Physical Therapy Center

Tyler Rehab Associates LP	DE	HealthSouth Rehabilitation Hospital of Tyler, an Affiliate of Trinity Mother Frances Health System
Ukiah Surgery Center, L.P.	TN	Ukiah Surgery Center A HealthSouth Surgery Center
University of Virginia/HEALTHSOUTH, L.L.C.	VA	HealthSouth Rehabilitation Center; UVA-HealthSouth Rehabilitation Hospital
Valley View Surgery Center, Limited Partnership	NV	Valley View Surgery Center, an Affiliate of HealthSouth
Van Matre Rehabilitation Center LLC	IL	Van Matre HealthSouth Rehabilitation Hospital
Vanderbilt Stallworth Rehabilitation Hospital, L.P.	TN	Vanderbilt Stallworth Rehabilitation Hospital
West County Surgery Center, L.P.	GA	HealthSouth Surgery Center of West County
West Virginia Rehabilitation Hospital, Inc.	WV	HealthSouth Mountain View Regional Rehabilitation Hospital
Western Medical Rehabilitation Associates, L.P.	DE	HealthSouth Tustin Rehabilitation Hospital
Yuma Outpatient Surgery Center, Limited Partnership	TN	HealthSouth Yuma Surgery Center
Yuma Rehabilitation Hospital, LLC	AZ	Yuma Rehabilitation Hospital, A Partnership of HealthSouth & Yuma Regional Medical Center